Exhibit 10.62
Confidential Treatment Requested by
Applied Materials, Inc.
SETTLEMENT AGREEMENT
     This Settlement Agreement (the “Agreement”) is made and entered into as of November 1, 2010 (“Effective Date”) by and between Samsung Electronics Co., Ltd., a corporation organized under the laws of Korea (“Samsung”) and Applied Materials, Inc., a Delaware corporation (“Applied”). Samsung and Applied are hereinafter also referred to, collectively, as the “Parties” and individually as a “Party.”
     WHEREAS, Samsung has raised a number of concerns and claims relating to the alleged acquisition, misappropriation, use, and disclosure of Samsung confidential semiconductor information relating to the facts and circumstances alleged or asserted in the Pending Proceedings;
     WHEREAS, the Parties desire to eliminate the risks associated with possible future litigation and to compromise, settle, and release all known and unknown civil claims between them relating to the alleged facts and circumstances of the Pending Proceedings as of the Effective Date, but excluding the claims for criminal proceedings against the individual defendants such as claims in the Pending Proceedings; and to otherwise agree as set forth in, and pursuant to the terms and conditions of, this Agreement;
     WHEREAS, the terms of this Agreement shall be separate from and not affect the terms of any existing or future purchasing agreements between the Parties as set forth in Section 6.1; and
     WHEREAS, the terms of this Agreement shall be separate from and not affect criminal proceedings against the individual defendants including but not limited to the current criminal proceedings against the individual defendants charged in the Pending Proceedings, and the status and outcome of the Pending Proceedings shall not affect the performance obligations hereunder, and the effectiveness and enforceability of this Agreement, as set forth in Section 3.6.
     NOW, THEREFORE, in consideration of the mutual covenants, agreements, releases, immunities, and other rights and obligations set forth herein, the Parties hereby agree to settle all issues and claims as described below under the following terms and conditions:
ARTICLE I
Definitions
In addition to the terms defined in other parts of this Agreement, the following terms used herein with initial capital letters shall have the respective meanings specified in this Article I.
     1.1 Affiliate. The term “Affiliate” means an entity (1) that is a Parent or Subsidiary of a Party, or (2) that Controls, is Controlled by, or is under common Control of a Party, but only so long as such Control exists.

     1.2 Applied Release Persons. The term “Applied Release Persons” means and includes Applied, Applied’s Subsidiaries (including but not limited to AMK), Affiliates, divisions, business units, predecessors, successors and assigns, and each of their past, present or future officers, directors, employees, representatives, agents, principals, partners, insurers, accountants, attorneys, beneficiaries and stockholders.
     1.3 Company Transaction. The term “Company Transaction” means, with respect to Applied or Samsung, (a) any acquisition by a third Person not an Affiliate of such Party, of all or substantially all of the assets (including the exclusive license of all or substantially all of the intellectual property) of Applied or Samsung, as applicable, (b) any merger, consolidation, amalgamation or other corporate reorganization or business transaction (or series of transactions) (including the transfer of outstanding shares of such Party, as applicable) as a result of which a third Person not an Affiliate of such Party acquires, directly or indirectly, at least a majority of the outstanding voting power of Applied or Samsung, as applicable.
     1.4 Control. The term “Control” (including “Controlled” and other forms) of an entity means (1) either (A) beneficial ownership (whether direct, or indirect through Controlled entities or other means) of more than fifty percent (50%) of the outstanding voting securities of that entity or (B) in the case of an entity that has no outstanding voting securities, having the right (directly or indirectly) to more than fifty percent (50%) of the profits of the entity, or having the right (directly or indirectly) in the event of dissolution to more than fifty percent (50%) of the assets of the entity; or (2) having the contractual power (directly or indirectly) presently to designate more than fifty percent (50%) of the directors of a corporation, or in the case of unincorporated entities, of individuals exercising similar functions. (By way of example only, a company has indirect Control of a Subsidiary of its Subsidiary).
     1.5 Fiscal Year. The term “Fiscal Year” means Applied Materials’ fiscal year which ends on the last Sunday of October of each calendar year. For the purposes of this Agreement, Fiscal Year 2011 shall start on the Effective Date and end on the last Sunday of October 2011.
     1.6 Parent. The term “Parent” means any entity which Controls a Party, but such entity shall be deemed to be a Parent only so long as such Control exists.
     1.7 Pending Proceedings. The term “Pending Proceedings” means Case Nos. 2010 GoHap43 and 2010 GoHap44, pending in the Seoul Eastern District Court, Korea.
     1.8 Person. The term “Person” means any person or entity, whether an individual, corporation, partnership, limited partnership, limited liability company, trust, foundation, unincorporated organization, business association, firm, joint venture, or other legal entity.
     1.9 Samsung Release Persons. The term “Samsung Release Persons” means and includes Samsung, Samsung’s Subsidiaries (including but not limited to Samsung Semiconductor, Inc. and Samsung Electronics America, Inc.), Affiliates, divisions, business units, predecessors, successors and assigns, and each of their past, present or future officers, directors, employees, representatives, agents, principals, partners, insurers, accountants, attorneys, beneficiaries and stockholders.

     1.10 Subsidiary. The term “Subsidiary” means any entity Controlled by a Party, but such entity shall be deemed to be a Subsidiary only so long as such Control exists.
ARTICLE II
Commercial Terms
As an integral part of the overall consideration received and exchanged by the Parties under this Agreement, the Parties agree to the following special incentive terms to be applied to future purchases of Applied semiconductor products and services by Samsung and its Affiliates:
     2.1 Application of Pricing Incentives. The pricing incentives in this Agreement shall be offered for semiconductor products and services of Applied and its Affiliates purchased by Samsung and its Affiliates during a term of approximately three years (the “Term”) beginning on the Effective Date, and ending on the last day of Applied’s Fiscal Year 2013, October 27, 2013, except as otherwise explicitly set forth in this Agreement.
     2.2 Cash Rebate / Discount — Volume-Based ***. Samsung will receive a cash rebate *** (excluding ***) during each Fiscal Year of the Term in such amounts and on such terms as are set forth in Exhibit A, Cash Rebate / Discount — Volume-Based ***, attached hereto.
     2.3 Application Penetrations.
          (a) In addition to those applications already agreed upon by the Parties, the Parties will agree on a list of “Agreed Applications” for penetration during the Term, which comprise Applied applications that have not been previously qualified for production at Samsung.
          (b) For each Agreed Application, Samsung may request and Applied shall deliver an initial system to be evaluated by Samsung under an evaluation agreement to be agreed upon between the Parties ***. In the event that Samsung qualifies an Agreed Application for production ***, and Applied receives payment from Samsung or its Affiliates *** for the same type of Agreed Application, then Samsung may issue a purchase order and Applied shall deliver *** for that Agreed Application ***. Samsung may issue purchase orders with this procedure *** under this Application Penetration program during the Term. *** If Samsung has not issued purchase orders *** for application penetrations during the Term, then Applied agrees to permit Samsung, for a reasonable period of time after the Term, to issue purchase orders *** for application penetrations in accordance with the terms and procedure set forth in this Section 2.3.
     2.4 Joint Developments.
          (a) Applied will provide Samsung with *** “JDA Special Systems” *** during the Term. The JDA Special Systems must be configured for mutually agreed upon applications that ***.
***   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (b) Prior to and as a condition of the delivery by Applied of a JDA Special System, Applied and Samsung will execute a joint development, beta evaluation, demonstration or other appropriate agreement. Some of the work pursuant to the appropriate agreement *** or the ***. If the Parties fail to agree to the terms of a joint development, beta evaluation or other appropriate agreement for a JDA Special System, such agreement shall be on terms similar to those previously entered into by the Parties with respect to comparable application and product release stages.
          (c) At or prior to the close of the joint development, evaluation or demonstration period for a JDA Special System, if Samsung ***, then Applied will transfer title to and complete ownership of the JDA Special System to Samsung ***. In all other respects, the rights and obligations of the Parties with respect to JDA Special Systems shall be as set forth in the applicable joint development, beta evaluation, demonstration or other agreement. For any given application, Samsung may qualify for the incentive described within either Section 2.3 or Section 2.4, but not both. If Samsung has not entered into appropriate agreements with respect to *** JDA Special Systems during the Term, then Applied agrees to permit Samsung to enter into appropriate agreements for *** JDA Special Systems in accordance with the terms and procedure set forth in this Section 2.4 after the Term.
     2.5 Samsung Engineering Support.
          (a) ***. During the Term, Samsung or its Affiliates shall ***, all of which are *** after the Effective Date. *** is attributable to a difficulty with the system for which Applied is responsible, and in such event, Samsung shall notify Applied of ***.
          (b) ***. Applied will provide Samsung and its Affiliates with *** in credit, during the Term, to be used toward the purchase of *** upgrades of systems shipped after the Effective Date. The credit shall be consumed at an amount mutually agreed upon by the Parties applicable to the *** upgrades or as otherwise identified by Applied in writing corresponding to *** upgrades performed by Applied. If Samsung has not used *** in credit for *** and upgrades of systems during the Term, then Applied agrees to permit Samsung to obtain *** upgrades of systems with *** in accordance with the terms and procedure set forth in this Section 2.5 (b) after the Term.
          (c) *** Parts. Applied will provide Samsung and its Affiliates with *** in credit, during the Term, to be used toward the purchase of *** parts for systems shipped after the Effective Date. The credit shall be consumed during the Term at an amount mutually agreed upon by the Parties applicable to the *** parts or as otherwise identified by Applied in writing corresponding to *** parts shipped by Applied. If Samsung has not used *** in credit toward the purchase of *** parts for systems during the Term, then Applied agrees to permit Samsung to obtain *** parts for systems with *** in accordance with the terms and procedure set forth in this section 2.5 (c) after the Term.
     2.6 Energy Cost Reduction Systems. During the Term, Samsung or its Affiliates may issue purchase orders for *** for a price of ***.
***   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     2.7 Software. At Samsung’s request during the Term, Applied will provide Samsung with ***, pursuant to the terms and conditions of the existing Software License Agreement No. *** between Samsung and Applied, for the *** software, for which Applied has not yet received purchase orders from Samsung or its Affiliates as of the Effective Date.
     2.8 General Terms. For products subject to this Agreement, the terms of this Agreement control and supersede all other agreements. If this Agreement does not establish general terms and conditions for the purchase of Applied semiconductor products and services, then the provisions of the *** (the “General Terms”), shall apply to purchases by Samsung or its Affiliates.
ARTICLE III
Subject to the execution and delivery of the Binding Commitment Letter attached as Exhibit B, and *** Letter attached as Exhibit C, and as an integral part of the overall consideration received and exchanged by the Parties under the Agreement and their rights and obligations hereunder, including the Binding Commitment, the Parties further agree as follows:
Releases
     3.1 Release by Applied. Applied, on behalf of itself and the Applied Release Persons, hereby irrevocably releases, acquits, and forever discharges the Samsung Release Persons from any and all manner of actions, demands, claims, causes of action, suits, appeals, damages, demands, debts, liabilities, losses, accounts, costs and expenses of any nature whatsoever, asserted or unasserted, known or unknown, fixed or contingent, accrued or unaccrued, liquidated or otherwise, and whether based on contract, tort, fraud, or any other legal or equitable theory under the law, whether common, constitutional, statutory, international, or of any jurisdiction, foreign or domestic (collectively “Claims”) by reason of any and all matters from the beginning of time to the Effective Date, arising directly or indirectly, or in whole or in part, from any activities, action or conduct by any Samsung Release Persons, relating to the facts and circumstances alleged or asserted in the Pending Proceedings.
     3.2 Release by Samsung. Samsung, on behalf of itself and the Samsung Release Persons, hereby irrevocably releases, acquits, and forever discharges the Applied Release Persons from any and all manner of Claims, excluding the claims for criminal proceedings against individual defendants such as claims in the Pending Proceedings and appeals unless agreed otherwise, by reason of any and all matters from the beginning of time to the Effective Date, arising directly or indirectly, or in whole or in part, from any activities, action or conduct by any Applied Release Persons, relating to the facts and circumstances alleged or asserted in the Pending Proceedings.
***   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     3.3 Releases Shall Remain Effective. Each of Applied and Samsung acknowledges that, after entering into this Agreement, they may discover facts different from, or in addition to, those they now believe to be true with respect to the conduct of the other Party. Each of Applied and Samsung intends that the releases and discharges set forth in this Article III shall be, and shall remain, in effect in all respects as written, notwithstanding the discovery of any different or additional facts relating to the facts and circumstances alleged or asserted in the Pending Proceedings.
     3.4 Waiver of California Civil Code § 1542. Each Party, on behalf of itself and its Affiliates, hereby irrevocably and forever expressly waives and relinquishes all rights and benefits such Party and/or its Affiliates, may have arising under California Civil Code Section 1542 and all similar rights and benefits under the laws or rules of any other applicable jurisdiction with respect to the release granted by such Party under Section 3.1 or 3.2 (as applicable). Each Party understands that Section 1542 provides that:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge, the Parties expressly acknowledge that this Agreement is intended to include in its effect, without limitation, claims and causes of action which they do not know of or suspect to exist in their favor at the time of execution hereof and that this Agreement contemplates extinguishment of all such claims and causes of action. Each Party acknowledges that it has been fully informed by its counsel concerning the effect and import of this Agreement under California Civil Code Section 1542 and similar laws or rules of any other applicable jurisdiction.
     3.5 Certain Exclusions. Notwithstanding anything to the contrary in this Agreement, the releases set forth in this Article III shall not be construed as (a) releasing any Party from any obligation set forth in this Agreement, or (b) releasing any Party from any contractual obligations existing as of the Effective Date between the Parties other than obligations arising from or related to the treatment, management, protection, acquisition, misappropriation, use, or disclosure of confidential information and/or trade secrets relating to the facts and circumstances alleged or asserted in the Pending Proceedings.
     3.6 No Influence. This Agreement is entered into in order to compromise and settle disputed civil claims, excluding the claims for criminal proceedings against the individual defendants, such as the claims in the Pending Proceedings.
     The terms of incentive of Article II and release of Article III of this Agreement shall be separate from and not affect criminal proceedings against the individual defendants, including but not limited to the current criminal proceedings against the individual defendants charged in the Pending Proceedings, and the status and outcome of the Pending Proceedings shall not affect the performance obligations hereunder, and the effectiveness and enforceability of this Agreement.

ARTICLE IV
Warranties
     4.1 Each Party represents and warrants, on behalf of itself and its Affiliates, to the other Party that (a) such Party has all requisite corporate power and authority to execute and deliver this Agreement, to grant the releases and discharges, make the covenants, and consummate the transactions contemplated by, this Agreement, and otherwise to carry out the provisions of this Agreement, (b) the execution, delivery and performance by such Party and its Affiliates have been approved by all requisite action on the part of such Party and its Affiliates, and no other corporate act or proceeding on the part of such Party is necessary to authorize this Agreement, and (c) the execution, delivery and performance of this Agreement by such Party and its Affiliates, including, but not limited to, the granting of the releases and discharges contemplated hereby, do not and will not conflict with, violate or result in any breach of any provision of any license, agreement, contract, understanding, arrangement, commitment or undertaking of any nature (whether written or oral) to which such Party is a party.
     4.2 Each Party represents and warrants, on behalf of itself and its Affiliates, to the other Party that, as of the Effective Date, neither such Party nor any of its Affiliates have directly or indirectly assigned, sold, transferred, encumbered, or purported to assign, sell, transfer, or encumber any rights or interests with respect to any Claim, or any right(s) underlying any Claim that it had, has, or may have against the other Party or its Affiliates to any third party or otherwise structured its affairs in a manner so as to avoid the release of all such Claims pursuant to this Agreement.
ARTICLE V
Notices and Other Communications
     5.1 Any notice or other communication required or permitted under this Agreement shall be given in writing, refer to this Agreement and will be deemed given: (a) when delivered personally; (b) when sent by confirmed facsimile; or (c) three (3) business days after deposit with an internationally recognized commercial overnight carrier specifying next-day delivery, with written verification of receipt. All such notices, requests, demands and other communications shall be addressed as follows:

If to Applied:	If to Samsung:
General Counsel	Chief Legal Officer
Applied Materials, Inc.	Samsung Electronics Co., Ltd.
3050 Bowers Avenue	Samsung Electronics Building
Santa Clara, CA 95054	1320-10, Seocho 2-dong, Seocho-gu
Seoul, Korea 137-965

or to such other address or facsimile number as a Party may have specified to the other Party in writing delivered in accordance with this Article.
ARTICLE VI
Miscellaneous Terms
     6.1 As the purpose of this Agreement is to settle civil claims relating to the alleged facts and circumstances of the Pending Proceedings, but excluding the claims for criminal proceedings against the individual defendants such as claims in the Pending Proceedings, this Agreement shall be separate from and not affect any existing or future commercial negotiations and terms of purchasing agreements between the Parties except for the implementation of the special incentives set forth under this Agreement.
     6.2 Applied and Samsung shall comply with the terms of the Binding Commitment which is incorporated as a part of this Agreement and is attached for reference hereto as Exhibit “B”. A *** Letter is incorporated as part of this Agreement and is attached for reference hereto as Exhibit “C”.
     6.3 No Assignments. Neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement to any other Person without the prior written consent of the other Party, provided that each Party may assign this Agreement and all of its rights and obligations hereunder without such consent to the surviving or acquiring entity in the event of a Company Transaction involving such Party as long as such assignee party expressly assumes, in a writing delivered to the non-assigning Party, this Agreement. Any purported or attempted assignment, delegation or other transfer of any rights or obligations under this Agreement in contravention of the foregoing sentence shall be deemed a breach of this Agreement and shall be null and void.
     6.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and, subject to Section 6.3, permitted assigns. Each Person released pursuant to Sections 3.1 and 3.2 shall be an express, third party beneficiary of the provisions of Sections 3.1 and 3.2, entitled to enforce and seek enforcement of such provisions and use the release provided for therein as a defense to any released Claim.
     6.5 No Third Party Beneficiaries. Except as expressly provided for herein, this Agreement is not meant to provide any rights to or create any obligations of any Person other than the Parties.
     6.6 Relationship of the Parties. In the exercise of their respective rights, and the performance of their respective obligations, hereunder, the Parties are and will remain independent contractors. Nothing in this Agreement will be construed to constitute the Parties as
*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

an association, partnership, joint venture, or principal and agent for any purpose whatsoever. Neither Party will bind, or attempt to bind, the other Party or its representatives to any contract or other obligation in any way, and neither Party will represent to any third party that it is authorized to act on behalf of the other Party.
     6.7 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, United States of America, without application of any choice-of-law or conflict-of-law provision or rule (whether of the State of California or any other jurisdiction) that would require the application of the laws of any jurisdiction other than the State of California.
     6.8 Jurisdiction and Venue. Any legal action, suit or proceeding arising under, or relating to, this Agreement, shall be brought in the United States District Court for the Central District of California, and each Party agrees that any such action, suit or proceeding may be brought only in that court. Each Party further waives any objection to the laying of venue for any such suit, action or proceeding in that court.
     6.9 Language. This Agreement is executed in the English language only, and no translation shall have any legal effect.
     6.10 Section References; Titles and Subtitles. The titles, captions and headings of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement. The recitals to this Agreement are intended to be a part of and affect the meaning and interpretation of this Agreement.
     6.11 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject matter hereof, and, except as specifically provided for herein, supersedes any and all prior negotiations, communications, representations, warranties, understandings or agreements, either oral or written, between the Parties with respect to such subject matter. Notwithstanding the foregoing, the provisions of the General Terms shall not be superseded and shall apply to any future purchases of Applied semiconductor products and services by Samsung or its Affiliates, including, but not limited to, purchases pursuant to Article II of this Agreement.
     6.12 Amendment. This Agreement may not be modified or amended except by a written instrument signed by authorized legal representatives of both Parties.
     6.13 No Waiver. Any waiver of the provisions of this Agreement or of a Party’s rights or remedies under this Agreement must be in writing to be effective. Failure, neglect or delay by a Party to enforce the provisions of this Agreement or its rights or remedies at any time will not be construed and will not be deemed to be a waiver of such Party’s rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such Party’s right to take subsequent action.
     6.14 Expenses. Each Party will bear its own costs and expenses, including, but not limited to, fees and expenses of legal counsel and other representatives used or hired in connection with the Pending Proceedings and the transactions described in this Agreement.

     6.15 Severability. If any provision in this Agreement is found or held to be invalid or unenforceable, then the meaning of such provision will be construed, to the extent feasible, so as to render the provision enforceable and still achieve the Parties’ intent in entering into this Agreement, and if no feasible interpretation would save such provision, it will be severed from the remainder of this Agreement, which will remain in full force and effect. In such event, the Parties will use all reasonable efforts to negotiate in good faith a substitute, valid and enforceable provision or agreement which most nearly effectuates the Parties’ intent in entering into this Agreement.
     6.16 Construction. Each Party confirms that it and its respective counsel have reviewed, negotiated and adopted this Agreement as the agreement and understanding of the Parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent. Neither Party shall be considered to be the drafter of this Agreement or any of its provisions for the purpose of any statute, case law, or rule of interpretation or construction that would, or might cause, any provision to be construed against such Party.
     6.17 Execution. This Agreement may be executed and delivered in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a Party shall constitute a valid and binding execution and delivery of this Agreement by such Party.
     6.18 Confidentiality of Terms. Neither Party shall (and shall ensure that none of its Affiliates shall) disclose the terms of this Agreement to any third Person without the prior written consent of the other Party, except that either Party may disclose the terms and conditions of this Agreement (a) in confidence, to its legal counsel, accountants, auditors, investment bankers and other professional advisors in connection with their services to such Party, (b) as required by any court or governmental authority, (c) as required by any applicable law or regulation, including US securities laws, or the applicable rules or regulations of any securities exchange on which any of such Party’s securities are or will be listed (in either case, as determined by such Party upon advice of counsel), (d) in connection with the enforcement of this Agreement, (e) in confidence, to existing or potential investors, lenders, underwriters and other financing parties and their advisors, and (f) in confidence, to actual or potential acquirers and their representatives in connection with a contemplated Company Transaction. In the event of a proposed disclosure in accordance with the foregoing subparagraph (b) or (c), the Party intending to disclose shall (i) promptly notify the other Party of its intent to make such disclosure and provide the substance thereof, (ii) redact and/or seek a protective order or confidential treatment from the tribunal or governmental agency covering all financial terms and such other terms as agreed by the Parties after conferring in good faith and consistent with applicable law, and (iii) disclose or file the minimum information and/or documents necessary to comply with the applicable law, legal process or court order (as determined by the disclosing Party upon advice of counsel). Neither Party shall (and shall ensure that none of its Affiliates shall) originate any publicity, news release, statement on the Internet (including on any website or blog), or other public announcement, whether written or oral, relating to this Agreement or its terms without the prior written approval of the other Party, except as otherwise required by law.
     The Parties acknowledge that the covenants contained in this Section are material provisions of the Agreement and that breach of this provision shall constitute a material breach of this Agreement. The Parties further acknowledge and expressly understand that this confidentiality provision is valuable consideration for the other terms, promises, and conditions contained in this Agreement.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized representatives as of the Effective Date.

APPLIED MATERIALS, INC.			SAMSUNG ELECTRONICS CO., LTD.

By:	/s/ Michael R. Splinter		By:	/s/ ***
	Name:	Michael R. Splinter		Name:	***
	Title:	Chairman and CEO		Title:	President, Semiconductor Business

***	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A
Cash Rebate / Discount — Volume-Based ***
1)	Samsung will receive a rebate *** purchases (excluding ***) based upon the amount purchased by Samsung and its Affiliates ***. For purposes of calculating the rebate, the amount purchased by Samsung will be deemed to mean shipments *** and shipments that ***, provided that Applied has received a purchase order from Samsung for such shipments *** and that Applied has received payment in full from Samsung for such shipments ***.

2)	Applied will calculate the rebate ***. Based upon Samsung’s total purchases of Applied *** (excluding ***) during the Fiscal Year, Applied will pay to Samsung a cash rebate ***.

Samsung *** Purchases	Rebate
***	***

***	***

***	***

***	***
1)	Sample Calculation. If Samsung’s *** purchase volume were ***, then the applicable rebate would be ***.
2)	Applied shall calculate and pay any rebate to Samsung *** and after shipment of the *** that qualified for a rebate for which Applied has received payment in full from Samsung. Applied’s payment obligation shall be ***, in accordance with the General Terms, or such other arrangements as may be agreed to by the Parties. Any *** in accordance with the General Terms.
***   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B	APPLIED MATERIALS® *** *** *** 3050 Bowers Avenue Mail Stop 1250 P.O. Box 58039 Santa Clara, CA 94052-8039. *** *** ***
***
***
***
Samsung Electronics Co., Ltd.
***
***
***
Re: Binding Commitment
Dear ***,
     As we discussed, Samsung has raised a number of concerns and claims relating to the alleged acquisition, misappropriation, use, and disclosure of Samsung confidential semiconductor information relating to the facts and circumstances alleged or asserted in the Pending Proceedings (as defined below). Applied and its subsidiaries have acquired and will acquire Samsung Confidential Information (as defined below) ***. In order to enhance mutual cooperation and avoid any disputes or issues that may arise with respect to the safeguarding of Samsung Confidential Information, Applied shall comply with the following policies, procedures and processes regarding Samsung sites***.
     As a part of the Settlement Agreement entered into as of November 1, 2010 by and between Samsung and Applied, Applied hereby commits to be bound and comply with the following terms (“Binding Commitment”):
ARTICLE I
Commitment
     1.1 Limits on Disclosure of Samsung Confidential Information.
          (a) Applied will not disclose Samsung Confidential Information to persons who are not members of the Applied Workforce without Samsung approval. For the purposes of this Binding Commitment, the “Applied Materials Workforce” is defined as Applied’s employees, subsidiaries, contractors, representatives and consultants.

***	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

          (b) Applied further agrees to limit disclosure of Samsung Confidential Information only: a) *** set forth in this Binding Commitment; b) pursuant to a valid order of a court, administrative, or government agency after providing Samsung an opportunity to defend, limit or protect against such disclosure; or c) to such other persons or entities as authorized by Samsung.
     1.2 ***
     *** at that time. In the event that a member of the Applied Materials Workforce *** at that time, Applied agrees to promptly notify *** at that time. Applied shall *** with respect to the circumstances of ***, including whether it was ***.
     1.3 Definition of Samsung Confidential Information.
          (a) “Samsung Confidential Information” means *** information, in whatever form embodied, which is disclosed in the future by Samsung to Applied which (a) if in writing, is marked “confidential” or “proprietary”, or (b) if provided orally or visually, is identified as confidential at the time of disclosure and confirmed in writing as confidential by Samsung to Applied *** of its initial disclosure. *** to Applied that should *** or if *** that it *** then Applied *** as “Samsung Confidential Information.”
          (b) “Samsung Confidential Information” does not include information that: 1) is or becomes a matter of public knowledge without a breach by Applied of the obligations in this Binding Commitment; 2) is rightfully received by Applied from a third party without restriction on disclosure; 3) is in the possession of Applied prior to its disclosure by Samsung; or 4) is independently developed by Applied. Applied’s duty to protect Samsung Confidential Information shall expire *** from the date on which that Confidential Information was initially disclosed to Applied, unless the Samsung and Applied have agreed, in writing, that a longer period of time for confidentiality shall apply to particular information, and, in the case of that particular information only, the longer period of time shall apply.
     1.4 Definition of Pending Proceedings
     The term “Pending Proceedings” means Case Nos. 2010 GoHap43 and 2010 GoHap44, pending in the Seoul Eastern District Court, Korea.
ARTICLE II
Security Procedures
     2.1 Applied will instruct members of the Applied Materials Workforce to comply with Samsung internal security procedures while in a Samsung facility. Applied will instruct members of the Applied Materials Workforce to *** that contain *** which would prevent members of the Applied Materials Workforce from *** to a third party. *** pursuant to Samsung security procedures will involve *** or the like.

***	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

     2.2 No security regulation employed by Samsung will violate the laws of Korea or the United States. If Samsung *** then Samsung may *** the member of the Applied Materials Workforce *** to Applied.
     Samsung agrees to provide to Applied, promptly after the signing of this Binding Commitment, *** relating to *** with which Samsung wishes Applied to comply. Samsung agrees that the security procedures with which it requests that Applied comply will be the same security procedures that Samsung applies to other third parties.
     2.3 Applied agrees to provide members of the Applied Materials Workforce who *** as appropriate.
ARTICLE III
Communication
     3.1 Applied agrees to *** as requested by Samsung, in order to: a) review *** b) review *** Samsung Confidential Information; c) discuss requests by Samsung or Applied *** Samsung Confidential Information, ***such as the *** of Samsung or Applied or ***.
ARTICLE IV
***
     4.1 If Samsung *** in which Applied *** of this Binding Commitment, Samsung will provide written notice to Applied ***, including a ***. Any such notice shall be directed to: General Counsel, Applied Materials, Inc., 3050 Bowers Avenue, Santa Clara, California 95054.
     Applied shall *** with the terms of the Binding Commitment to ***, after the completion of *** which may include ***. If, within *** after the *** shall promptly *** agreed for *** terms of the Binding Commitment *** of the Settlement Agreement. *** after the completion of the *** of the Settlement Agreement.
ARTICLE V
Miscellaneous Terms
     5.1 This Binding Commitment does not create any partnership, joint venture or agency between Samsung and Applied.
     5.2 This Binding Commitment (i) is the *** Samsung and Applied ***, and (ii) *** Samsung and Applied ***.
     5.3 Samsung and Applied each acknowledges that the other may (i) engage from time to time in discussions, evaluations, negotiations and/or transactions with other parties whose businesses may be similar to or even competitive with the other company and (ii) be engaged or

***	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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engaged in the future in the independent development of technologies similar to or even competitive with those of the other company. Nothing in this Binding Commitment shall *** Samsung and Applied ***, nor shall *** in any such *** Confidential Information.
Very truly yours,
***
***

***	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit C November 1, 2010 *** *** Samsung Electronics Co., Ltd. *** *** ***	APPLIED MATERIALS® *** *** *** 3050 Bowers Avenue *** P.O. Box 58039 Santa Clara, CA 94052-8039. *** *** **
Dear ***,
     It is with *** that *** of Applied Materials, *** Samsung for the *** Applied Materials ***. As a company, we are *** to be the *** for Samsung. We have ***, and I *** that we will continue to do so in the future.
     Samsung and Applied Materials have shared a long and successful history of partnership on a wide range of business and technical matters. We *** that will enable us to continue to support Samsung and to work together productively. We ***, and we ***. Applied Materials is *** in our company.
     Promptly after Applied Materials *** Samsung, we *** of this *** include***. The function of *** is to *** with respect to ***, including *** is appropriate.
     At the direction of the *** Applied Materials ***, which ***for this ***.
     Applied Materials ***. Applied Materials has taken and will continue to take *** including for ***.
     To further *** Applied Materials *** and strong support for Samsung going forward. Applied Materials has also begun and will continue ***. We have already taken ***. We will *** in more detail ***.
     Equally as important *** for Applied Materials ***. As part of *** we have undertaken exceptional efforts for the benefit of Samsung ***, including *** to deliver the *** of Samsung’s business and ***.
     In addition, *** agreement with Samsung by *** to Samsung that are *** to other ***, with the details *** by Samsung and Applied Materials and set forth ***.
     We are ***. We recognize that *** for which we take *** that you will *** to achieve a ***.
     We are *** business in the future. *** that Samsung will ***.
Very truly yours,
***
***
cc:      ***

***	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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